LETTER OF TRANSMITTAL
                                   To Exchange
                      One Share of Class D Preferred Stock
              for each outstanding Share of Class C Preferred Stock
                                       Of
                     Cornerstone Internet Solutions Company
             Pursuant To The Offering Circular Dated October , 1998
                                       Of
                     Cornerstone Internet Solutions Company
                                 (The "Company")

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ , 1998] UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF SHARES OF CLASS C PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. AFTER THE EXPIRATION DATE, SHARES OF CLASS C PREFERRED STOCK TENDERED IN THE EXCHANGE OFFER MAY NOT BE WITHDRAWN UNLESS THE EXCHANGE OFFER IS TERMINATED OR EXPIRES WITHOUT CONSUMMATION THEREOF.

                                       TO:
           CONTINENTAL STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

                     By Mail, By Hand or Overnight Delivery:

                 c/o Continental Stock Transfer & Trust Company
                            Two Broadway, 19th Floor
                            New York, New York 10004

                      Attention: Reorganization Department

                                  By Facsimile:
                                 (212) 509-5150

                                  Phone Number
                             (212) 509-4000 Ext. 535

            DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR
         TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN
            AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER

(AND NOT WITHDRAW) THEIR SHARES OF CLASS C PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal is to be used only if shares of Class C Preferred Stock (the "Class C Preferred Stock" ) of the Company are to be physically delivered to the Exchange Agent.

         Holders whose certificates representing such shares of Class C Preferred Stock are not immediately available or who cannot deliver their shares of Class C Preferred Stock and all other required documents to the Exchange Agent prior to the Expiration Date, may nevertheless tender their shares of Class C Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Offering Circular under the heading "Procedures for Tendering -- Guaranteed Delivery." See Instruction 2.

         All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Offering Circular.

         HOLDERS WHO WISH TO TENDER THEIR SHARES OF CLASS C PREFERRED STOCK MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SECURITIES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the shares of Class C Preferred Stock, listed in the table. If a holder wishes to tender less than all of such shares of Class C Preferred Stock, column (4) must be completed in full, and such holder should refer to Instruction 5.

/ / CHECK HERE IF TENDERED SHARES OF CLASS C PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
         FOLLOWING:

Name(s) of Registered Holder(s):_________________________________

Window Ticket No. (if any):______________________________________

Date of Execution of Notice of Guaranteed Delivery:______________

Name of Institution which Guaranteed Delivery:___________________


Account Number:____________

Transaction Code Number:________________

                       DESCRIPTION OF SECURITIES TENDERED




          (1)
      NAME(S) AND
     ADDRESS(ES) OF                 (2)
 HOLDER(S) (PLEASE FILL           CLASS C                      (3)
 IN, IF BLANK, EXACTLY           PREFERRED
  AS NAME(S) APPEAR(S)             STOCK                SHARES OF CLASS C
     ON SECURITIES)                NUMBER           PREFERRED STOCK TENDERED
---------------------------  ------------------     ----------------------------














         Total:

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Offering Circular and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer") one share of Class D Preferred Stock, par value $.01 per share (the "Class D Preferred Stock"), for each outstanding share of Class C Preferred Stock, par value $.01 per share (the "Class C Preferred Stock") (the "Exchange Offer Consideration"), and otherwise upon the terms and subject to the conditions set forth in the Offering Circular.

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Class C Preferred Stock indicated above. The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions as set forth in the Offering Circular under "Conditions to the Exchange Offer."

         The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company at any time regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all shares of Class C Preferred Stock tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the exchange offer and retain all tendered shares of Class C Preferred Stock until the Expiration Date for the extended exchange offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Exchange Offer and accept all shares of Class C Preferred Stock tendered pursuant to the Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion.

         In any such event, the tendered shares of Class C Preferred Stock not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Exchange Offer is terminated or expires without any shares of Class C Preferred Stock being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payment Instructions" below.

         In addition, the undersigned hereby acknowledges and agrees, by execution of this Letter of Transmittal, that the tender of any shares of Class C Preferred Stock in connection with the Exchange Offer constitutes a waiver of any right to receive a special monthly interest payment equal to 12% per annum (or 1% per month) of the per share stated value of the Class C Preferred Stock ($1,250) for the period commencing on April 30, 1998 and ending on the earlier of (i) June 30, 1999 or (ii) the redemption, if any, of the Class C Preferred Stock in respect of such tendered shares of Class C Preferred Stock (the "Interest Payment"). The Interest Payment was to be made through the issuance of additional shares of Common Sock at the later of (i) the time the Company was to redeem the Class C Preferred Stock, or (ii) July 10, 1999 (if the Company did not redeem the Class C Preferred Stock on or before June 30, 1999).

         Subject to, and effective upon, the acceptance by the Company of the number of shares of Class C Preferred Stock tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all shares of Class C Preferred Stock tendered hereby, waives any and all rights with respect to the shares of Class C Preferred Stock tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the shares of Class C Preferred Stock) and releases and discharges any obligor or parent of any obligor of the shares of Class C Preferred Stock from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the shares of Class C Preferred Stock, including, without limitation, the Interest Payment or any claims that the undersigned is entitled to participate in any redemption or defeasance of the shares of Class C Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Class C Preferred Stock, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such shares of Class C Preferred Stock, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such shares of Class C Preferred Stock for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Class C Preferred Stock, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Class C Preferred Stock tendered hereby, and that when such shares of Class C Preferred Stock are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such shares of Class C Preferred Stock will be subject to any adverse claim or right; (ii) the undersigned owns the shares of Class C Preferred Stock being tendered hereby and is entitled to tender such shares of Class C Preferred Stock as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such shares of Class C Preferred Stock complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Class C Preferred Stock tendered hereby.

         The undersigned understands that tenders of shares of Class C Preferred Stock pursuant to any of the procedures described in the Offering Circular under the caption "Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such shares of Class C Preferred Stock for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed shares of Class C Preferred Stock shall be effected, and risk of loss and title of such shares of Class C Preferred Stock shall pass, only upon proper delivery thereof to the Exchange Agent.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. SHARES OF CLASS C PREFERRED STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "Withdrawal of Tenders" in the Offering Circular.

         Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the Exchange Offer Consideration with respect to shares of Class C Preferred Stock accepted for exchange, and return any certificates for shares of Class C Preferred Stock not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Class C Preferred Stock Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Exchange Offer Consideration with respect to shares of Class C Preferred Stock accepted for exchange, together with any certificates for shares of Class C Preferred Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Class C Preferred Stock Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Exchange Offer Consideration with respect to any shares of Class C Preferred Stock accepted for exchange, and return any certificates for shares of Class C Preferred Stock not tendered or not accepted for exchange, in the name(s) of, and deliver such Exchange Offer Consideration and any such certificates to, the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any shares of Class C Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept any of such shares of Class C Preferred Stock for exchange pursuant to the terms of the Exchange Offer.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

         To be completed ONLY if certificates for shares of Class C Preferred Stock not tendered or not accepted for exchange, and/or the certificates representing the Exchange Offer Consideration, are to be issued in the name of someone other than the undersigned.

Issue:            /  /     Shares of Class C Preferred Stock
                  /  /     Exchange Offer Consideration to:

Name:
      --------------------------------------------------------------------------
                                 (Please Print)
Address:
         -----------------------------------------------------------------------
                                                                        Zip Code

Wire Transfer Instructions______________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

         To be completed ONLY if certificates for shares of Class C Preferred Stock not tendered or not accepted for exchange, and/or the certificates representing the Exchange Offer Consideration, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver:          /  /     Shares of Class C Preferred Stock
                  /  /     Exchange Offer Consideration to:

Name:
      --------------------------------------------------------------------------
                                 (Please Print)
Address:
         -----------------------------------------------------------------------
                                                                        Zip Code

--------------------------------------------------------------------------------

                                    SIGN HERE

         (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES OF CLASS C PREFERRED STOCK REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH)

X_______________________________________________________________________________

X_______________________________________________________________________________
               Signature(s) of Holder(s) and Authorized Signatory
                             Date____________, 1998

Must be signed by the registered holder(s) of the shares of Class C Preferred Stock tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such shares of Class C Preferred Stock or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No._____________________________________________________

Tax Identification Number or Social Security Number_____________________________


   SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

________________________________________________________________________________
     (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
          (Address (including zip code) and Telephone Number (including area code) of Eligible Institution)


________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)


________________________________________________________________________________
                                     (Title)

Date:  ______________ 1998

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1.  GUARANTEE  OF   SIGNATURES.   All  signatures  on  this  Letter  of
Transmittal must be guaranteed by a firm which is an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the shares of Class C Preferred Stock tendered herewith and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such shares of Class C Preferred Stock are tendered for the account of an Eligible Institution. See Instruction 6.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SECURITIES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if shares of Class C Preferred Stock tendered hereby are to be physically delivered to the Exchange Agent. All physically tendered shares of Class C Preferred Stock or confirmations, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If shares of Class C Preferred Stock are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

         If a holder desires to tender shares of Class C Preferred Stock pursuant to the Exchange Offer and (a) certificates representing such shares of Class C Preferred Stock are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such shares of Class C Preferred Stock or other required documents to reach the Exchange Agent prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedure set forth in the Offering Circular under the caption "Procedures for Tendering -- Guaranteed Delivery."

         Pursuant to such procedure:

         (a) such tender must be made by or through an Eligible Institution;

         (b) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed

Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the number of shares of Class C Preferred Stock being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the shares of Class C Preferred Stock and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) this Letter of Transmittal (or a facsimile hereof,) properly completed and validly executed, with any required signature guarantees, together with certificates representing the Securities in proper form for transfer and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES OF CLASS C PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SHARES OF CLASS C PREFERRED
STOCK WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SHARES OF CLASS C PREFERRED STOCK FOR PAYMENT.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Class C Preferred Stock Tendered" is inadequate, the certificate numbers of the shares of Class C Preferred Stock and the principal amount of shares of Class C Preferred Stock tendered should be listed on a separate schedule and attached hereto.

         4. WITHDRAWAL OF TENDERS. Tenders of shares of Class C Preferred Stock may be withdrawn at any time until the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer (October , 1998) unless accepted for exchange prior to that date.

         Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the shares of Class C Preferred Stock to be withdrawn (the "Depositor"), the name in which the shares of Class C Preferred Stock are registered, if different from that of the Depositor, and the number of the shares of Class C Preferred Stock to be withdrawn prior to the physical release of the certificates to be withdrawn. The notice of withdrawal must be signed by the registered holder of such shares of Class C Preferred Stock in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such shares of Class C Preferred Stock. Withdrawals of tenders of shares of Class C Preferred Stock may not be rescinded, and any shares of Class C Preferred Stock withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn shares of Class C Preferred Stock may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered shares of Class C Preferred Stock described elsewhere herein.

         If the Company is delayed in its acceptance for exchange for any shares of Class C Preferred Stock or is unable to accept for exchange any shares of Class C Preferred Stock pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered shares of Class C Preferred Stock may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

         5. PARTIAL TENDERS. Tenders of shares of Class C Preferred Stock will be accepted only in [integral multiples of 20.] The aggregate principal amount of all shares of Class C Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of shares of Class C Preferred Stock are made with respect to less than the number of shares of Class C Preferred Stock delivered herewith, certificates(s) for the number of shares of Class C Preferred Stock not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

         6. SIGNATURES ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the shares of

Class C Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such shares of Class C Preferred Stock without alteration, enlargement or any other change whatsoever.

         If any shares of Class C Preferred Stock tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any shares of Class C Preferred Stock tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such shares of Class C Preferred Stock.

         If this Letter of Transmittal is signed by the registered holder of shares of Class C Preferred Stock tendered hereby, no endorsements of such shares of Class C Preferred Stock are required, unless the Exchange Offer Consideration is to be issued to, or shares of Class C Preferred Stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case the shares of Class C Preferred Stock tendered hereby must be endorsed exactly as the name(s) of the registered holder(s) appear(s) on such shares of Class C Preferred Stock. Signatures on such shares of Class C Preferred Stock must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Class C Preferred Stock tendered hereby, the shares of Class C Preferred Stock must be endorsed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such shares of Class C Preferred Stock. Signatures on such shares of Class C Preferred Stock must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal or any shares of Class C Preferred Stock are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

         7. TRANSFER TAXES. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery of shares of Class C Preferred Stock pursuant to the Exchange Offer. If, however, issuance of the Exchange Offer Consideration is to be made to, or shares of Class C Preferred Stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), the

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
amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Exchange Offer Consideration unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the shares of Class C Preferred Stock tendered hereby.

         8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the Exchange Offer Consideration with respect to any Securities tendered hereby is to be issued, or Securities not tendered or not accepted for exchange are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Class C Preferred Stock Tendered," the appropriate boxes in this Letter of Transmittal must be completed.

         9. CONFLICTS. In the event of any conflict between the terms of the Offering Circular and the terms of this Letter of Transmittal, the terms of the Offering Circular will control.

         10. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF CLASS C PREFERRED STOCK. Any holder of shares of Class C Preferred Stock, whose shares of Class C Preferred Stock have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the addresses indicated above for further instructions.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering registered holder's broker, dealer, commercial bank or trust company. Additional copies of the Offering Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

         12. DETERMINATION OF VALIDITY. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the shares of Class C Preferred Stock will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of shares of Class C Preferred Stock will not be considered valid. The Company reserves the absolute right to reject any or all tenders of shares of Class C Preferred Stock that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular shares of Class C Preferred Stock. If the Company waives its right to reject a defective tender of shares of Class C Preferred Stock, the holder will be entitled

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

to the Exchange Offer Consideration. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of shares of Class C Preferred Stock must be cured within such time as the Company determines, unless waived by the Company. Tenders of shares of Class C Preferred Stock shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of shares of Class C Preferred Stock, or will incur any liability to holders for failure to give any such notice.


                  The Exchange Agent for the Exchange Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                            TWO BROADWAY, 19TH FLOOR
                            NEW YORK, NEW YORK 10004
                             (212) 509-4000 EXT. 535




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